SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive, 11th Floor

New Haven, Connecticut 06511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 401-3330

Item 5.    Other Events and Regulation FD Disclosure.

On August 21, 2003, the Registrant issued a press release announcing the submission of the whole genome sequence of adenovirus to GenBank®, the National Institutes of Health genetic sequence database by its majority-owned subsidiary, 454 Life Sciences. The submission marks the first time that a new method has been used to sequence a whole genome since Walter Gilbert and Frederick Sanger won the Nobel Prize in 1980 for the invention of DNA sequencing in 1977. The whole genome sequence (GenBank accession nos. AY370909, AY370910, and AY370911) was generated in less than one day using the first technology ever designed to sequence whole genomes, not one gene at a time. More importantly, this was accomplished by using a new platform that is scaleable to larger genomes.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION (Registrant)

Date: August 22, 2003	By:	/s/ JONATHAN M. ROTHBERG, PH.D.
Name: Jonathan M. Rothberg, Ph.D. Title: Chief Executive Officer, President and Chairman of the Board

Exhibit Index

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated August 21, 2003.